UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2008

LINENS HOLDING CO.

LINENS ‘N THINGS, INC.

LINENS ‘N THINGS CENTER, INC.

(Exact names of registrants as specified in their charters)

Delaware Delaware California (States or other jurisdictions of incorporation)	333-135646-12 001-12381 333-135646-11 (Commission File Numbers)	20-4192917 22-3463939 59-2740308 (IRS Employer Identification Nos.)

6 Brighton Road, Clifton, New Jersey  07015

(Address of principal executive offices)  (Zip Code)

(973) 778-1300

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Linens ‘n Things, Inc. (“LNT”) and its 100% parent, Linens Holding Co. (“Holding” and, together with LNT and their direct and indirect subsidiaries, the “Company”), have entered into or modified certain compensatory arrangements with respect to the Company’s principal executive officer, principal financial officer, and other named executive officers, which are summarized in this report.

Effective on March 20, 2008, the compensation committees of the boards of directors of Holding and LNT (the “Compensation Committees”) completed their annual compensation review with respect to senior management personnel of the Company.

As part of the review process, the Compensation Committees approved an increase in annual base salary, effective as of the respective dates set forth below, for the following named executive officers to the indicated amounts:

Named Executive Officer	Title	New Annual Base Salary	Effective Date
Francis M. Rowan	Senior Vice President and Chief Financial Officer	$300,000	March 31, 2008
F. David Coder	Executive Vice President of Store Operations	$440,000	March 31, 2008
Scott Silver	Executive Vice President, Merchandising	$410,000	March 31, 2008

The Compensation Committees also approved a one-time discretionary bonus for Mr. Silver in the amount of $5,000 in lieu of an additional base salary increase in the same amount.  The bonus is payable on or about March 31, 2008.

The Holding Compensation Committee also approved the grant of stock options under the Linens Holding Co. Stock Option Plan (the “Plan”) to the following named executive officers to purchase the number of shares of Holding common stock indicated:

Named Executive Officer	Title	Number of Shares	Vesting Commencement Date
Francis M. Rowan	Senior Vice President and Chief Financial Officer	10,000	March 31, 2008
F. David Coder	Executive Vice President of Store Operations	10,000	March 31, 2008
Scott Silver	Executive Vice President, Merchandising	5,000	March 31, 2008

The stock options granted under the Plan to each optionee are equally divided between a “Time Option” and a “Performance Option,” as those terms are defined in the standard form of option grant letter, which was previously filed as Exhibit 10.17 to the Company’s Registration Statement on Form S-4, filed with the SEC on July 7, 2006, and is incorporated herein by reference.  The stock options have an exercise price of $50.00 per share, expire seven years after the date of grant and become vested and exercisable in four equal installments on each of March 31, 2009, March 31, 2010, March 31, 2011, and March 31, 2012 with respect to the Time Options and as provided in the standard form of grant letter with respect to the Performance Options.

          The foregoing description of the terms of the option grants under the Plan is only a summary, and is qualified entirely by reference to the Plan, which was previously filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-4, filed with the SEC on July 7, 2006, and is incorporated herein by reference, and the standard form of option grant letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  March 26, 2008

LINENS HOLDING CO.
LINENS ‘N THINGS, INC.
LINENS ‘N THINGS CENTER, INC.
(Registrants)

By:	/s/ FRANCIS M. ROWAN
Francis M. Rowan
Senior Vice President and Chief Financial Officer